EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of AsherXino Corporation on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the "Report"), Bayo O. Odunuga, Chief Executive Officer of AsherXino Corporation, does hereby certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7 2014

By: /s/ Bayo O. Odunuga

      Bayo O. Odunuga

      Chief Executive Officer

      Principal Executive Officer